UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 29, 2021

BIOMERICA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37863	95-2645573
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17571 Von Karman Ave.

Irvine, California 92614

(Address of Principal Executive Offices

Including Zip Code)

949-645-2111

(Registrant’s Telephone Number,

Including Area Code)

Not applicable

(Former Name or Former Address if Changed

Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.08	BMRA	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).   Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 4.02, Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Biomerica, Inc. (the “Company”) has determined that the calculation and expense of non-cash stock-based compensation, related to issued stock options, as reported in the consolidated financial statements of the Company, have been materially  understated based on the application of accounting principles generally accepted in the United States. The Company has historically reported stock-based compensation expenses on the dates of vesting, rather than recognizing the expense ratably over the vesting period. The Company has also used an incorrect method for calculating forfeiture estimate for issued stock options. Stock-based compensation expense shown on the statement of operations is a non-cash expense which impacts accumulated deficit (losses) and additional paid-in capital on the balance sheet. However, this does not impact the Company’s cash, revenues or other aspects of ongoing operations.

These non-cash stock-based compensation expense errors were identified by management during the implementation of a new accounting stock option software system. To confirm these findings, the Company’s Audit Committee retained a third-party accounting advisory firm, to work with management and the Company’s independent registered public accounting audit firm, PKF San Diego, LLP (PKF), to determine the degree by which the Company’s historical financial statements were impacted.

This review has found no indication that these errors were the result of an override of controls or from misconduct at the Company. The Company’s stock-based expense calculation methodology and the actual reported expense each year had been fully disclosed to, and reviewed by PKF, as part of their annual audits.

As a result of this review process, on September 29, 2021, the Audit Committee and management, in consultation with PKF and legal counsel, have determined that the Company’s prior audited consolidated financial statements and the related audit report included in the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2021, as well as the Company’s interim consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q for the periods ended August 31, 2020, November 30, 2020 and February 28, 2021 should no longer be relied upon. As soon as possible, the Company intends to file an amended Annual Report on Form 10-K for the year ended May 31, 2021, to correct the impacted financial statements. The Company also intends to restate the above referenced fiscal year 2021 quarterly period consolidated financial statements when they are included in Quarterly Reports on Form 10-Q for the comparable periods in fiscal year 2022.

As such, the Company anticipates the following adjustments to its fiscal 2021 Form 10-K:

1)      for fiscal year-ended 2021, an additional non-cash expense of $900,000 to $1,100,000, increasing net losses for the year from ($6,469,036) to between ($7,369,000) and ($7,569,000), and increasing accumulated deficit (losses) and paid-in capital each by $900,000 to $1,100,000; and

2)      for fiscal year-ended 2020, an additional non-cash expense of $300,000 to $390,000, increasing net losses for the year from ($2,339,054) to between ($2,640,000) and ($2,730,000), and increasing accumulated deficit (losses) and paid-in capital each by $300,000 to $390,000.

The Company also anticipates that in order to adjust for incorrectly reported non-cash stock-based compensation expense in years prior to fiscal year 2020, it will make a one-time adjustment to its consolidated balance sheet for fiscal year-ended May 31, 2019, of $750,000 to $950,000. This adjustment will increase accumulated deficit (losses) from ($19,587,678) to between ($20,337,000) and ($20,537,000) and will increase additional paid-in capital from $22,830,006 to between $23,580,000 to $23,780,000 for the fiscal year ended May 31, 2019.

While it is anticipated that these corrective actions will be adequate, the Company intends to seek guidance from the Office of the Chief Accountant and Division of Corporation Finance at the U.S. Securities and Exchange Commission, to determine if other disclosures or changes in the Company’s historical financial statements may be necessary to accurately report these corrections.

Forward-Looking Statements

Except for the statements of historical fact contained herein, the information presented in this Current Report on Form 8-K constitutes “forward-looking statements” as such term is used in applicable securities laws. Often, but not always, forward-looking statements can be identified by the use of words such as “plans”, “expects”, “is expected”, “budget”, “potential”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates”, “believes”, or “projects”, or the negatives thereof or variations of such words and phrases or statements that certain actions, events or results “will”, “should”, “may”, “could”, “would”, “might” or “will be taken”, “occur” or “be achieved” or the negative of these terms or comparable terminology. Forward-looking statements include statements regarding the Company’s intent to restate its prior financial statements and the estimated adjustments of the restated financials. There can be no assurance that the Company’s management, audit committee or independent registered public accounting firm will not reach conclusions regarding the impact of the restatement that are different from management’s preliminary estimates or identify additional issues or other considerations in connection with the restatement and the audit and review process or that these issues will not require additional adjustments to the Company’s prior financial results. All of these statements are subject to risks and uncertainties which may cause actual results to differ materially from those stated here. These risks and uncertainties include, but are not limited to, the risk that additional information may arise from the oversight of the audit committee, the risk that the process of preparing and auditing the financial statements or other subsequent events would require the Company to make additional adjustments, the time and effort required to complete the restatement of the financial reports, the ramifications of the Company’s potential inability to timely file required reports, the risk of identifying weaknesses in the Company’s internal controls over financial reporting or the Company’s ability to remediate such material weaknesses, the risk of litigation or governmental investigations or proceedings relating to such matters, and the risk of any potential adverse effects on the Company’s business, results of operations, financial condition and stock price as a result of the restatement and correction process.   Other risks are described more fully in the Company’s filings with the Securities and Exchange Commission. Any such forward-looking statements are expressly qualified in their entirety by these cautionary statements. Moreover, the Company does not assume responsibility for the accuracy or completeness of such forward-looking statements. The forward-looking statements included in this Current Report on Form 8-K are made as of the date of this Current Report on Form 8-K and the Company undertakes no obligation to publicly update or revise any forward-looking statements, other than as required by applicable law.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 30, 2021	Biomerica, Inc.

	By:	/s/ Zackary S. Irani
Zackary S. Irani
Chief Executive Officer

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